Financial Summary

Bill Longbrake
Vice Chair and Chief Financial Officer

Consumer Banking
Retail Checking Accounts(a)

[Bar Graph]

In Thousands

                                          Q2 1998               Q3 1998              Q4 1998         Q1 1999       Q2 1999
  Southwest/Southeast(b)(c)                2,943                 2,958               2,999           3,060           3,113
  Northwest(d)                               833                   874                 908             941             966

  Total                                    3,776                 3,832               3,907           4,001           4,079

  Households                               3,714(e)              5,129               5,153           5,198           5,209(f)

     (a) Includes interest and noninterest-bearing checking accounts with the exception of commercial checking accounts

     (b) Southwest/Southeast refers to the operations of Washington Mutual Bank, FA (California, Florida and Texas)

     (c) Inclusive of sale of Florida branches and purchase of Coast Savings by AHM

     (d) Northwest refers to the combined operations of Washington Mutual Bank and Washington Mutual Bank fsb (Washington, Oregon, Idaho, Montana and Utah)

     (e) Does not include Home Savings households

     (f) Households as of 5/31/99

Slide 1

Consumer Banking
Depositor and Other Retail Banking Fee Income(a)

[Bar Graph]

Dollars in Millions

                                               1996             1997              1998          YTD 6/98(b)        YTD 6/99
      Southwest/Southeast                    $281.6            $366.7           $411.7(b)         $182.8           $253.7
      Northwest                               $68.5            $103.5           $147.5             $67.3            $86.6
      Total                                  $350.1            $470.2           $559.2            $250.1           $340.3


     (a) Includes fees generated through the Company's Consumer Banking segment only

     (b) Inclusive of Ahmanson Florida accounts and purchase of Coast Savings by AHM

Slide 2

Consumer Banking
Net Retail Checking Account Growth

[Bar Graph]


                                         Q1 1998           Q2 1998           Q3 1998          Q4 1998          Q1 1999    Q2 1999
     Southwest/Southeast                76,231(a)         25,376            15,149(b)        40,678            60,897      53,329
     Northwest                          33,056            34,020            41,050           33,560            32,765      25,293


     (a) Does not include 322,783 accounts acquired through Coast Savings in Q1 1998

     (b) Does not include Ahmanson Florida accounts sold in Q3 1998

Slide 3

Consumer Banking
Fee Income per "Free Checking" Account

[Bar Graph]


                          Q1 1997    Q2 1997   Q3 1997   Q4 1997    Q1 1998    Q2 1998   Q3 1998   Q4 1998  Q1 1999  Q2 1999

  Northwest                $39.59     $43.06    $48.50    $49.49     $44.90     $48.32   $49.79     $50.66   $46.71  $50.32
  Southwest/Southeast*                                    $28.48     $27.48     $30.66   $42.55     $46.53   $43.24  $42.86


*Inclusive of acquired branches when converted

Slide 4

Consumer Banking
Transaction Accounts as a Percentage of Total Deposits*

[Bar Graph]



           1990         1991       1992      1993      1994      1995     1996      1997       1998   Q1 1999  Q2 1999
Northwest  30.0%        33.9%     39.7%      45.8%     44.9%     45.4%    51.9%     55.9%     61.0%    62.7%   63.0%

Southwest/
Southeast*                                                                32.3%     41.5%     46.7%    48.3%   52.6%



     *End of period percentages; does not include the Company's Consumer Banking segment; includes acquired companies only on a go-forward basis

Slide 5

Consumer Banking
Consumer Lending*

[Bar Graph]

Dollars In Millions

                                         1996              1997              1998            YTD 6/30/98      YTD 6/30/99
      Southwest/Southeast                $718.5         $1,489.8          $1,759.0            $973.0           $710.8
      Northwest                        $1,191.9         $1,400.0          $1,245.6            $601.1           $591.1
      Total                            $1,910.4         $2,889.8          $3,004.6          $1,574.1         $1,301.9


     *Consumer loan originations, not including SFR loans or loans originated through the Company's consumer finance or commercial banking segments

Slide 6

Consumer Banking
Consumer Lending*

[Bar Graph]

Dollars in Millions

                                     Q1 1998          Q2 1998           Q3 1998          Q4 1998           Q1 1999    Q2 1999
     Southwest/Southeast             $419.0           $554.0            $462.6           $323.4            $353.8     $357.0
     Northwest                       $252.8           $348.3            $360.7           $283.9            $258.7     $332.4
     Total                           $671.8           $902.3            $823.3           $607.3            $612.5     $689.4


     *Consumer loan originations, not including SFR loans or loans originated through the Company's consumer finance or commercial banking segments

Slide 7

Mortgage Banking
SFR Mortgage Loan Originations

[Bar Graph]

Dollars in Billions

                1996              1997             1998            YTD 6/30/98       YTD 6/30/99
  ARMs         $13.4            $16.9             $18.4             $8.4             $12.4
  FIXED         $6.7             $8.9             $23.5            $10.9              $8.3
  Total        $20.1            $25.8             $41.9            $19.3             $20.7


Slide 8

Mortgage Banking
Loan Servicing - Servicing Expense per Loan

[Bar Graph]

                     Q1 1997   Q2 1997   Q3 1997   Q4 1997    Q1 1998    Q2 1998   Q3 1998    Q4 1998    Q1 1999 Q2 1999
Northwest            $11.36    $10.96    $10.86    $11.74     $12.69     $13.90    $13.50     $12.26     $11.88  $13.46
Southwest/Southeast* $18.75    $22.30    $19.52    $16.78     $14.72     $17.69    $14.76     $13.66     $15.11  $13.77


*Ahmanson data included as of February 1999


Slide 9

Financial Performance
Consumer, Consumer Finance and Commercial Loans to Total Loans*

[Bar Graph]

                       1990      1991      1992      1993    1994     1995     1996       1997       1998        6/30/99

  Northwest            35.1%      37.0%     33.5%     35.6%   32.0%   34.3%     34.1%      33.8%     29.8%        35.7%
  Southwest/Southeast                                                           13.4%      15.8%     24.5%        23.3%


     *End  of  period  percentages  for  WMI  consolidated;   includes  acquired
companies only on a go-forward basis

Slide 10

Financial Performance
Net Interest Income and Margin

[Bar Graph]

Dollars in Millions

                                                     1996              1997             1998         YTD 6/30/98       YTD 6/30/99
                                                 $3,865.1         $3,915.5           $4,291.7          $2,150.0          $2,275.9

                     Net Interest Margin             2.96%            2.91%             2.88%            2.90%             2.76%


Slide 11

Financial Performance
Fee and Servicing Income*

[Bar Graph]

Dollars in Millions

                                                          1996              1997             1998          YTD 6/30/98  YTD 6/30/99
  Depositor and retail banking fees                       $358.9           $478.7            $568.4           $254.7       $345.6
  Loan servicing and loan related income                  $222.3           $231.0            $228.5           $118.5       $103.3
  Securities and insurance fees and commissions           $231.2           $244.4            $251.3           $124.9       $149.8
  Total                                                   $812.4           $954.1          $1,048.2           $498.1       $598.7


     *WMI consolidated

Slide 12

Financial Performance
Other Expense

[Bar Graph]

Dollars in Millions

                                                     1996             1997              1998           YTD 6/03/98      YTD 6/30/99
                     Transaction Related            $782.8           $431.1            $508.3             $56.3           $60.4
                     Expense and, 1996, SAIF
                     Assessment

                     Other Noninterest Expense    $2,826.8         $2,695.6           $2,776.1          $1,346.2        $1,418.1

                     Total                        $3,609.6         $3,126.7           $3,284.4          $1,402.5        $1,478.5


Slide 13

Financial Performance
Operating Efficiency Ratio - Reported*

[Bar Graph]


  1996         1997         1998      YTD 6/30/98  YTD 6/30/99

 75.03%       61.84%       54.68%        49.30%       47.79%

*Excludes amortization of intangible assets

Slide 14

Financial Performance
Operating Efficiency Ratio - Adjusted*

[Bar Graph]
               1996         1997         1998       YTD 6/30/98  YTD 6/30/99

  Operating    58.37%       52.00%       45.94%       47.25%        45.77%


     *Excludes SAIF assessment in 1996 and transaction-related charges and amortization of intangible assets (all periods); includes gains on sales of retail deposit branch systems (1996-1998)

Slide 15

Financial Performance
Nonperforming Assets

[Bar and Line Graph]

Dollars in Millions


                12/31/96          12/31/97         12/31/98           6/30/99

 NPAs           $1,651.4          $1,374.9         $1,212.7          $1,096.4
 NPAs/Assets        1.20%             0.96%            0.73%             0.63%





Slide 16

Financial Performance
Loan Loss Reserve and Recourse Liability

[Bar and Line Graph]

Dollars in Millions

                              12/31/96          12/31/97         12/31/98          06/30/99

As a % of Nonaccrual Loans          93%              109%            129%               138%
Loan Loss Reserve             $1,066.3          $1,047.8          $1,067.8         $1,053.6



Slide 17

Interest Rate Risk

     Washington Mutual has effectively managed its interest rate risk to produce a relatively stable net interest spread over the past three years, despite unstable market interest rate

Net interest spread:

     1996     2.78%
     1997     2.74%
     1998     2.70%


*As of 6/30/99

Slide 18

Interest Rate Risk
Real Estate Loans and MBS*

Loans and MBS Portfolio

(Dollars in billions)

Short-term ARMs:
         COFI                $66.20                          43%
         MTA, CMT & Other     20.85                          13

Medium-term ARMs:
         MTA                  20.50                          13
         CMT, COFI & Other     6.08                           4

Fixed-Rate Loans:
         Loans                17.92                          11
         MBS                  24.20                          16
                              --------                       --

                            $155.75                         100%
                            ==========                      ===


*As of 6/30/99

Slide 19

Interest Rate Risk
Funding Book Concept

     Matches comparable duration assets and liabilities into portfolio

     Isolates mismatches into smaller monetary increments where they can be more easily tracked and managed


Slide 20

Interest Rate Risk

Risk inherent in the portfolio that must be actively managed (hedged)

     ARM index lag effect

     Lifetime time rate caps

     Modest exposure from fixed-rate portfolio

     Mortgage servicing asset

Slide 21

Financial Performance
Total Capitalization

[Bar Graph]

Dollars in Millions

Total Equity

                                             12/31/96                  12/31/97                  12/31/98     6/30/99

Holding Company Debt                          $1,663                    $1,783                    $1,385       $1,391
Trust Preferred                                 $249                      $937                      $938         $940
Nonconvertible Preferred                        $478                      $313
Common                                        $6,948                     7,288                     9,344       $9,062
Total                                         $9,338                   $10,321                   $11,667      $11,393


Common Equity/Total Assets                      5.06%                     5.08%                     5.65%        5.18%



Slide 22

Washington Mutual
Segment Presentations

Washington Mutual


Kerry Killinger
Chairman, President & CEO

Slide 1
[Washington Mutual Logo]

WM Profile
Mission

To be one of the nation's premier financial services organizations


Business Segments

     Consumer Banking
     Financial Services
     Mortgage Banking
     Commercial Banking and Commercial Real Estate (CRE)
     Consumer Finance

Slide 2

WM Profile

$175 billion in assets

Nation's largest savings institution

Nation's 8th-largest banking institution

Slide 3
[Washington Mutual Logo]

Key Strategies

     Profitably expand businesses through internal growth and acquisitions

     Maintain a high quality balance sheet

     Improve operating efficiency

     Limit sensitivity to interest rate movement



Slide 4
[Washington Mutual Logo]

Opportunities

Economy
Interest Rates
Competition
Federal legislation

Slide 5
[Washington Mutual Logo]

1995-2000 Plan
Financial Targets

                                        Target         Results (6/30/99)
ROCE(a)                       greater than    18.00%           19.71%
EPS Growth                    greater than    15.00            15.11(b)
Operating Efficiency (c)      less than       50.00            45.77
NPA/Total Assets              less than        1.00             0.63
Common Equity/Assets          greater than     5.00             5.18
WM Return/S&P 500             greater than   100.00

     (a) Based on annualized year-to-date earnings from operations which equal reported earnings less transaction-related expenses

     (b) Increase in earnings per share from operations from 1/1/99 through 6/30/99 over 1/1/98 through 6/30/98

     (c)  Excluding   year-to-date   amortization   of  intangible   assets  and
transaction-related expenses

Slide 6
[Washington Mutual Logo]

Results
Operating EPS Growth


[Bar Graph]

                              1996                        1997                               1998                       1999
                ---------------------------     ----------------------------      -------------------------     -----------------
                Q1     Q2      Q3     Q4        Q1     Q2     Q3        Q4        Q1      Q2      Q3     Q4      Q1   Q2   Q3   Q4
Operating EPS   $.49   $.51    $.51   $.65(1)   $.62   $.64   $.56(2)   $.63      $.69    $.73    $.76   $.74(3) $.79  $.82


     * Excludes transaction-related expenses; includes acquired companies only on a go-forward basis; and Q3 1996 earnings exclude SAIF assessment

(1)      American Savings Acquisition

(2)      Great Western Acquisition

(3)      Ahmanson Acquisition


Slide 7
[Washington Mutual Logo]

Results
WM Shareholder Return 1990 - Q2 `99

[Line Graph]


      6`90   12`90   6`91  12`91   6'92   12'92  6'93   12'93   6'94   12'94

WM    106   76.52  160.33  217.17  254.6  330.7  341.25 363.34  315.79  263.59
SPX  106.26  99.9  114.11  130.21  130.3 141.14  147.98 155.28  150.08  157.38

      6'95   12'95  6'96   12'96   6'97    12'97   6'98   12'98   6'99

WM   373.55 465.49  488.58 716.66  998.08  1074.76  1106.9 989.53 $928.39
SPX  189.09 216.04  237.81 265.51  320.17   353.97  416.52 454.93 $511.16


Assumes $100 invested 3/31/90 and compounded on a quarterly basis

Source:  Bloomberg



Slide 8
[Washington Mutual Logo]

Results
WM Shareholder Return

[Bar Graph]



C            WFC           CMB           WM            AXP        FTU     FLT
-----        ----          ----          ----          ----       ----    ----
36.5%        29.9%         29.2%         27.3%         24.5%      24.3%   20.8%

JPM          ONE           BAC           SPX            GDW
---          ---           ---           ---            ---
20.3%        19.5%         19.3%         19.2%          15.7%

Source:  Bloomberg.  Total annual return peer comparison 4/1/90-6/30/99


Slide 9
[Washington Mutual Logo]

Results
1998 Stock Performance

General under-performance by financial stocks

Acquisition dilution/execution uncertainty

Thrift-like balance sheet

Flat yield curve

Purchase of mortgage-backed securities

No stock repurchase option




Slide 10
[Washington Mutual Logo]

Opportunities
P/E Peer Comparison*

[Bar Graph]

SPX    AXP    WFC    C    CMB    BAC    FLT    JPM    ONE    FTU    GDW    WM
---    ---    ---   ---   ---    ---    ---    ---    ---    ---    ---   ---
27.9   24.1   19.2  18.0  16.3   15.5   15.2   14.8   14.4   13.7   11.9  10.6

* Based on 6/30/99 closing prices and 1999 First Call earnings estimates

Source for SPX:  Bloomberg

Slide 11
[Washington Mutual Logo]

Future Initiatives

Maximize franchise value

Re-mix acquired balance sheet

Execute share repurchase program

Expand Internet banking and Internet mortgage origination

Implement management reorganization

Promote organic growth



Slide 12
[Washington Mutual Logo]

Future Initiatives
Acquisition Criteria

Accretive to earnings per share

Consistent with business strategy

No undue operational risks

Capital and asset quality remain strong


Slide 12-2
[Washington Mutual Logo]

Pending Acquisition
Long Beach Financial Corporation

Speciality mortgage finance; 1998 net income of $30 million

High quality balance sheet; specialization in subprime organization and servicing

Strategic fit with WM; provides new wholesale channel which complements current retain channel

Potential future asset generation

Transaction details; aggregate value of $376 million at 5/31/99, purchase transaction; anticipate closing in early October

Slide 13
[Washington Mutual Logo]

Today's Washington Mutual



Strong competitive position

Geographic and business line diversity

Track record of delivering superior shareholder returns

Reasonable P/E multiple suggests room for long-term appreciation

Slide 14
[Washington Mutual Logo]

Developing E-business
at Washington Mutual

Liane Wilson
Vice Chair,
Corporate Technology


Slide 15
[Washington Mutual Logo]

Updates
Ahmanson Conversion

5,100 workstations

1.1 million ATM/VISA debit cards

2.8 million deposit accounts

634,500 loan accounts

Slide 16
[Washington Mutual Logo]

Updates
Year 2000

Mission-critical systems compliant:  12/31/98
End-to-end testing:  1/1/99-12/31/99
Contingency plan validation:  6/30/99-12/31/99
Manage millennium rollover via Command Center:  12/31/99-3/31/2000


Slide 17
[Washington Mutual Logo]

A Brief History
Four Generations of Technology

1990s Networked PCs

1980s PCs

1970s Inquiry Screens

1960s Mainframe

Slide 18
[Washington Mutual Logo]

Current Technology
"The Net"

[4 photo flow chart showing internet connection with Washington Mutual, home and work]

Slide 19
[Washington Mutual Logo]

Current Technology
Net Benefits

Readily accessible information

"Open" 24 x 7

Consumer acceptance of instability

Slide 20
[Washington Mutual Logo]

E-business at WM
Vision

[photo background]

E-business = Customer Self Service

Slide 21
[Washington Mutual Logo]

E-business at WM
Internal Customers

Collaborative processing

Information access

Self-servicing

Slide 22
[Washington Mutual Logo]

E-business at WM
External Customers

Self-serve account opening

Pay bills, transaction inquiries

New channels for service

Slide 23
[Washington Mutual Logo]

E-business at WM
Corporate Benefits

Increased efficiency

Opportunities to attract new business

Enhance competitive position

Slide 24
[Washington Mutual Logo]

Developing E-business
How it Works

[flow chart linking Internet with:
         - other Companies/Information Sources
         - PalmPilots/Cell Phones
         - PC/Operating System
         - Proprietary Network (Internet) [shown being connected with
                                           Washington Mutual Information]
         - Washington Mutual Information

Slide 25
[Washington Mutual Logo]

Developing E-Business
Required Re-engineering

New process information flows

New Call Center system

Data interchange with business partners


Slide 25-2
[Washington Mutual Logo]

Developing E-business
The People Side

[photo of men shaking hands]

Slide 26
[Washington Mutual Logo]

Consumer Banking

Deanna Oppenheimer
President
Consumer Banking Group

Slide 27
[Washington Mutual Logo]

Strategic Rationale

     High-growth financial centers are the corporate flagship to Washington Mutual's consumer-oriented brand

     Efficient   distribution   of   broad-based   product  line,   particularly
higher-margin loans and fee-generating products

Competitive advantage:
    high-touch community banking with a
    national franchise

Slide 28
[Washington Mutual Logo]

Business Line Overview
Consumer-Oriented Products

Transaction accounts

Liquid and time deposits

Annuities

Home equity

Consumer loans

Manufactured housing loans

Mortgage loans

Small business banking

Referral point for other business lines

Slide 29
[Washington Mutual Logo]

Business Line Overview
Distribution Network

[maps of states listed below]

State             Branches(a)       ATMs(a)    Deposit Share(b) Rank(b)
California             545            815         13.8%             2
Washington             181            207         13.0              2
Florida                122            193          3.1              5
Oregon                  78             95          9.3              2
Texas                   48             64          1.0             12
Other States            43             46          n/a            n/a

Total                1,017          1,420

     (a) As of 6/30/99

     (b) Total deposits based on the annual June 1998 branch deposit reports, adjusted for branch ownership as of June 1999

Slide 30
[Washington Mutual Logo]

Business Line Overview
Automated Teller Machines

[photo of ATM machine]

ATM Network* =
    1,420 Machines


Slide 31
[Washington Mutual Logo]

Business Line Overview
Call Centers

[maps showing location of Bothell, WA and Chatsworth, CA]

Estimated Calls in 1999 = 200 million

Sales calls = 260,000

Slide 32
[Washington Mutual Logo]

Business Line Overview
Internet Banking

[photo of a PC]

Integrion partnership brings industry standards with customer ownership

Rolled out to California, Texas and Florida - all markets by fall

Upgrade in test for summer rollout

Slide 33
[Washington Mutual Logo]

Competitive Advantages
Net Retail Checking Account Growth

[Bar Graph]

                     Q1 `98     Q2 `98    Q3 `98    Q4 `98   Q1 `99  Q2 '99
Northwest            33,056     34,020    41,050    33,560   32,765  25,293
Southwest/Southeast  76,530(a)  25,376    15,149(b) 40,678   60,897  53,329


     (a) Does not include 322,783 accounts acquired through Coast in Q1 '98

     (b) Does not include Ahmanson Florida accounts sold in Q3 `98


Slide 34
[Washington Mutual Logo]

Competitive Advantages
Free Checking

     Profitable for company, generating an average of $183 per account per annum in net fee income

     Drives in households

          Opened 78,622 net new checking accounts during Q2 `99

          WM recognized as bank with "Free Checking" by more than two-thirds of Northwest customers


Slide 35
[Washington Mutual Logo]

Competitive Advantages
Depositor and Other
Retail Banking Fee Income(a)

[Bar Graph]


                         1996      1997        1998           Q2 `98     Q2 `99

Northwest                 $68.5    $103.5      $147.5        $67.3        $86.6
Southwest/Southeast      $281.6    $366.7      $411.7(b)     $182.8      $253.7

Total                    $350.1    $470.2      $559.2        $250.1      $340.3


     (a) Includes fees generated through the Company's  Consumer
Banking segment only

     (b) Inclusive of Ahmanson Florida accounts and purchase of Coast Savings by AHM


Slide 36
[Washington Mutual Logo]

Competitive Advantages
Distinct Market Position

[Bar Graph]

Customers who would refer their friends to their bank

WM                   Wells Fargo               B of A

87%                  53%                       53%

     Source:   WM  Research  Nov.  1998.   Figures  reflect   responses   within
longest-standing markets.


Slide 37
[Washington Mutual Logo]

Competitive Advantages
Strong West Coast Franchise

     Over 5 million households served

     More than one-quarter of all West Coast banking households have a deposit product with Washington Mutual

[photo of house]

Source:  PSI, Washington Mutual Research

Slide 38
[Washington Mutual Logo]

Competitive Advantages
"Top of Mind" Brand

[photos of Seattle, Portland and Salt Lake City with "#1" by each photo]

Source:  WM Research Nov. 1998

Slide 39
[Washington Mutual Logo]

Competitive Advantages
"Top of Mind" Brand

     [photos of San Francisco (#1), Los Angeles (#2), San Diego (#2), Miami (#1) with number beside each photo as indicated]

Source:  WM Research Nov. 1998

Slide 40
[Washington Mutual Logo]

Competitive Advantages
Franchise Mentality

Compensation program

     Synchronizes corporate and individual objectives

     Motivates over-achievement

     Incentive component unlimited

Localized marketing

Flexibility to tailor sales efforts and staffing for individual markets

[photo of meeting between three people]

Slide 41
[Washington Mutual Logo]

Competitive Advantages
Same-store Comparison

Product              YTD 6/30/98        YTD 6/30/99        Increase
-------------------------------------------------------------------
Lending             $571,579            $1,719,684          201%
Checking Acct          3,891                 4,408           13%
Fee Income          $297,685              $387,961           30%
Operating Exp       $169,213              $175,494            4%
FTE                     10.0                  10.2            2%

Note:  Average of former ASB and GW financial centers

Slide 42
[Washington Mutual Logo]

Opportunities

     Move customers up the profitability scale by cross-selling the full product line

     Utilize Internet banking and new branching strategy to take franchise national


Slide 43
[Washington Mutual Logo]

Opportunities

Continue to implement changes to increase revenue and lower expense

     Re-engineer staff positions

     Streamline procedures

     Easy reference guides

     New Visual Banker platform

Acquire customers/employees who feel disenfranchised with other banks

Slide 44
[Washington Mutual Logo]

Future Initiatives

     Customer segmentation -- enhance revenues by realigning products and targeting them to specific households

          Better understand our customer base

          Enhance our direct mail and marketing efforts

          Further build brand identity among customers

Slide 45
[Washington Mutual Logo]

Future Initiatives

Enhance revenues by further developing Internet banking product

     80% of new Internet banking customers would recommend WM's product to their friends

Next generation web site includes product  applications that will increase sales

Slide 46
[Washington Mutual Logo]

Future Initiatives

Continue promotion of Washington Mutual's brand

     Build on reputation of being trustworthy, friendly, caring and community minded

     July launch of new advertising campaign

Slide 47
[Washington Mutual Logo]

Future Initiatives

Introduce a new de novo strategy

     Enter market through simultaneous openings of de novo financial centers

     Bring WM brand alive with retail store concept

     Test operations that increase customer service and lower costs

[photo of WM de novo financial center]

Slide 48
[Washington Mutual Logo]

Mortgage Banking

Craig Davis

President
    Mortgage Banking and
    Financial Services Groups

Slide 49
[Washington Mutual Logo]

Mortgage Banking
Strategy

     Five-year strategy focuses on building nationwide lending capacity and is designed to generate growth and income through:

          Leveraging portfolio lending strength

          Building critical credit risk management

          Investing in direct channels-Internet & call center

          Investing in technology

Slide 50
[Washington Mutual Logo]

Mortgage Banking
Distribution Network

[map of the U.S.]

29 states and District of Columbia

Retail

     190 home loan centers

     1,200 loan consultants

     1,000 consumer bank financial centers
        (7 states)

Wholesale

     23 wholesale offices

     120 account managers

Slide 51
[Washington Mutual Logo]

Mortgage Banking(a)
Distribution(b)

[pie chart]

         Wholesale             Retail              FCs             HLCs
            44%                  56%               12%              44%


(a) SFR
(b) 6/30/99

Slide 52
[Washington Mutual Logo]

Mortgage Banking
Geographic Mix

[pie chart]

WA   NY     FL    IL    UT     MA    CO     AZ    CT    OR   TX   Other     CA
--   --     --    --    --     --    --     --    --    --   --   -----     --

15%  2%     4%    4%    2%     2%    2%     2%    1%    6%   1%   7%        52%

Slide 53
[Washington Mutual Logo]

Mortgage Banking
SFR Loan Originations

[Bar Graph]

Dollars in billions

1995      1996      1997      1998      YTD 6/30/98   YTD 6/30/99

$20.1     $21.4     $27.2     $43.6     $20.1         $21.6



Slide 54
[Washington Mutual Logo]

Mortgage Banking
Origination and Market Share

Top 5 Nationwide Originators 1998

Dollars in billions

                              Volume                     Share
1.   Wells (Norwest)         $109                         7.7%
2.   Countrywide               87                         6.1
3.   Chase Manhattan           85                         6.0
4.   Bank of America           79                         5.5
5.   Washington Mutual         43                         3.0


Slide 55
[Washington Mutual Logo]

Mortgage Banking
National Mortgage Portfolio
Lending Strategy

     Be the national portfolio lender of choice by leveraging multiple channels, superior credit risk management, technology and strong portfolio management to achieve superior and consistent profitability

Slide 56
[Washington Mutual Logo]

Mortgage Banking
National Mortgage Portfolio
Retail Lending Strategy

Build long-term profitable relationships with Realtors

Promote local underwriting and appraisal to support "Portfolio Power"

Increase number of HLCs in major US markets with propensity for ARMs

Increase niche and construction lending volume in appropriate markets

Slide 57
[Washington Mutual Logo]

Mortgage Banking
National Mortgage Portfolio
Wholesale Lending Strategy

     The Wholesale Lending Division serves the mortgage broker community

     Currently mortgage brokers are responsible for approximately 60% of nationwide mortgage originations


Slide 58
[Washington Mutual Logo]

Mortgage Banking
National Mortgage Portfolio
Wholesale Lending Strategy

The Premiere Broker program builds franchise value

     Exclusive relationships

     High quality originations

Target portfolio ARM originations and purchase transactions

Slide 59
[Washington Mutual Logo]

Mortgage Banking
National Mortgage Portfolio
Financial Center Strategy

First mortgage loans originated through financial centers

Low cost resource to originate loans from existing customer base

Important distribution during "refi mania"

Allows 100% commissioned sales personnel to concentrate on purchase business

Expanded to California and Florida in Q3 `98

Slide 60
[Washington Mutual Logo]

Mortgage Banking
The Environment

Changing Rules of the Game

Major changes in
     Customer priorities
     Technology

Secondary/ongoing changes relating to
     Regulatory/government
     Economic environment
     Competitors

Slide 61
[Washington Mutual Logo]

Mortgage Banking
Changing Customer Preferences


[Bar Graph]

In the next few years many people will get their mortgage loan via . . .

                      ATM   Phone with       Video Kiosk   Mail    In-store Branch  Rep.@ Your Phone with   Internet  Bank or Mort.
                            Auto. System                                            Home        live Rep               Co Office
WM mortgage           6%    12%              14%           15%     21%              28%         28%          47%       56%
customers

Non-WM Mortgage       4%    16%              16%           20%     12%              33%         27%          50%       44%
Customer


Source:  Mercer Consulting Group (February 1999)

Slide 62
[Washington Mutual Logo]

Mortgage Banking
Importance of Internet

Online Mortgage Originations

[Bar Graph]

Customer preferences & technologies are changing...

               1997           1998                     2003/5
               ----           ----                      ------

                              $ 5B Other
                              $ 4B E-Loan
                              $70M Quicken
                              $30M IMX


 Total         $276M          $10B                     $250B + ?



Source:  Mercer Consulting Group


Slide 63
[Washington Mutual Logo]

Mortgage Banking
Retail/Wholesale Opportunities

Current distribution channels have significant opportunity for expansion


Dollars in billions

             1998 Volume WM Volume  WM Mkt Share  WM Rank  WM ARM Share
California     $275       $20.9          7.7%       2         18.5%
Illinois         65         1.2          1.9        7          4.9
Florida          60         1.4          2.3        7          5.9
Michigan         60         0.1           .3       49           .5
New York         55         0.7          1.4       11          1.9



Slide 64
[Washington Mutual Logo]

Mortgage Banking
Retail/Wholesale Opportunities

Current distribution channels have significant opportunity for expansion


Dollars in billions


               1998 Volume   WM Volume   WM Mkt Share     WM Rank   WM ARM Share
Texas             $55           $0.8           1.5%          8           3.9%
Ohio               55            0.0            .0         N/A            .0
Massachusetts      45            0.6           1.4          11           1.5
New Jersey         40            0.2            .6          24           2.9
Washington         33            5.0          14.9           1          24.2



Slide 66
[Washington Mutual Logo]

Mortgage Banking
Technology

     Technology and systems development is needed to support a significant number of stakeholders

     Customers

     Business partners

     Strategic partners

     Internal

Slide 66
[Washington Mutual Logo]

Mortgage Banking
Conclusion/Next Steps

Mortgage Banking has the opportunity to be a strong engine of value growth over the next five years

     Strategy leverages position as largest non-GSE portfolio lender

     Growth in SFR portfolio increases volume of high-value mortgage products to replace lower yielding purchased assets

Slide 67
[Washington Mutual Logo]

Mortgage Banking
Conclusion/Next Steps
(cont.)

     Requires investment in direct channels and technology

     Requires expansion of HLC & wholesale channels

     Detailed  planning  and   implementation  for  national  portfolio  lending
strategy has begun

Slide 68
[Washington Mutual Logo]

Financial Services

Craig Davis

President
    Mortgage Banking and
    Financial Services Group

Slide 69
[Washington Mutual Logo]

Financial Services

WM Financial Services

WM Group of Funds

Washington Mutual Insurance Services

Slide 70
[Washington Mutual Logo]

WM Financial Services
Strategy


Bank Broker/Dealer

     Follow Consumer Bank/leverage relationships

     500 financial consultants in over 1,000 financial centers

Focus on packaged products (funds/annuities)

     Higher profit margins

     Lower risk/account maintenance

Slide 71
[Washington Mutual Logo]

WM Financial Services

Strategy

Personal service including technology at point-of-sale

Primary channel for sale of WM Group of Funds

Slide 72
[Washington Mutual Logo]

WM Financial Services
Commission Income

                         1996            1997        1998   YTD 6/30/99

Total Commissions       $104m        $118.12m    $120.38m   $81.72m

Avg. Per Financial
Consultant per Month   $19,100         $21,000     $23,000   $28,244

Slide 73
[Washington Mutual Logo]

Financial Services
Consumer Bank Annuity Program

[Bar and line graph]

Volume in millions
Commissions in millions

            Q1 `98   Q2 `98    Q3 `98     Q4 `98   Q1 `99   Q2 '99

Commissions   .202     .321      .224       .496    2.215   3.970

Volume       4.340    7.340     5.117     11.652   47.802  84.914




            Q1 `98   Q2 `98    Q3 `98     Q4 `98   Q1 `99   Q2 '99
Licensed
Bank
Employees       76       76       180        272      530    699


Slide 74
[Washington Mutual Logo]

WM Financial Services
Product Mix*

[pie chart]

Life Insurance -                      1%
Fixed Annuities -                    16%
Securities -                          7%
Mutual Funds -                       35%
Variable Annuities                   41%


*As of 6/30/99

Slide 75
[Washington Mutual Logo]

WM Group of Funds
Improved Fund Sales

Funds repackaged/new collateral system

Built wholesaling organization

Financial Center product merchandising & promotions

Launched new variable annuity

Slide 76
[Washington Mutual Logo]

WM Group of Funds
Percentage of Sales

[Line graph]

                   Q4 '97      Q1 `98      Q2 `98         Q3 `98       Q4 `98     Q1 `99   Q2 '99
Mutual Funds        32%         40%          44%            41%         42%          40%   53%

Variable
Annuities            3%          3%           5%             5%         22%          22%   30%



Slide 77
[Washington Mutual Logo]

Washington Mutual Insurance Services
Strategy

Low cost/efficient provider of quality insurance products

     Homeowners

     Life and disability

     Auto

     Commercial

Leverage mortgage banking and consumer banking relationships

Increases customer retention by increasing product sales per household


Slide 78
[Washington Mutual Logo]

Financial Services
Pre-Tax Net Income*

Dollars in millions


               1996                 1997                 1998                YTD 6/30/98        YTD 6/30/99
WMIS          7,331                8,614               10,469               4.73                  6.76
WM Group      5,337                4,634                8,986               5.94                  8.65
WMFS         15,606               22,133               46,556               20.8                  38.8

Total        $28.27               $35.38               $66.01             $31.47                $53.79



* Includes Murphey Favre, ASBFS, GWFSC, Griffin

Slide 79
[Washington Mutual Logo]

WM Financial Services
Opportunities


Increase customer penetration

     5% of WM deposit customers use WMFS

     50% of WM deposit customers currently have investments

     Only 37% of WM deposit customers are aware that WM has an investment firm in the branches

Leverage platform sales (CBAP)

Develop online trading capabilities

Slide 80
[Washington Mutual Logo]

Washington Mutual Insurance Services
Opportunities

Mortgage Banking

     Internet (automated quotation for homeowners and mortgage life)

Consumer Banking

     Credit Life Insurance - Integrate with consumer lending products/sales

Slide 81
[Washington Mutual Logo]

Financial Services
Summary

Growth strategy will focus on building profitable alliances with Consumer and Mortgage Banking to:

     Increase referrals and cross-sell complementary products

     Train sales force, when appropriate, for direct product sales, like the successful CBAP initiative

Slide 82
[Washington Mutual Logo]

Financial Services
Summary

     Increased penetration of WM's current customer base is the key to growth

     Technology - sales platform and Internet - is critical to growth and product line. Can effectively leverage WM's Internet banking strategy

Slide 83
[Washington Mutual Logo]

Financial Services
Summary

Financial Services is an important element of WM's long-term strategy

     Product line diversifies revenue base by increasing fee income

     Cross-selling multiple products maximizes customer retention

By successfully leveraging acquisitions, Financial Services' subsidiaries are more efficient and profitable and ready for growth

Slide 84
[Washington Mutual Logo]

Corporate Services

Steve Freimuth

Sr. Executive Vice President,
Corporate Services and Credit Quality

Slide 85
[Washington Mutual Logo]

Corporate Services
Corporate Re-engineering

Formation of cross-divisional team of senior managers

     Organize and prioritize work processes

     Identify opportunities to improve efficiency, customer service, cycle times

Specific focus on processes having significant effect on revenues, expenses and customer service levels


Slide 86
[Washington Mutual Logo]

Credit Quality
Corporate Credit Overview

Economic climate is very positive

Real estate values increasing in
    all markets

Delinquencies continue to trend down

REO sales are brisk

Loss severity decreasing significantly

Slide 87
[Washington Mutual Logo]

Credit Quality
Total Nonperforming Loans
As a Percent of Total Loans

[Bar Graph]

12/31/96       12/31/97     12/31/98     6/30/99

1.02%          0.87%         0.70%         0.63%



Slide 88
[Washington Mutual Logo]

Credit Quality
Single Family Loans
Nonperforming Loans
As a Percent of Total Loans

[Bar Graph]

12/31/96   12/31/97  12/31/98   6/30/99

 1.11%      0.91%       0.71%     0.64%



Slide 89
[Washington Mutual Logo]

Credit Quality
Apartment and Other CRE
Nonperforming Loans
As a Percent of Loan Type

[Bar Graph]

12/31/96    12/31/97   12/31/98     6/30/99

0.54%         0.55%       0.42%       0.29%

Slide 90
[Washington Mutual Logo]

Credit Quality
2nd Mortgage
 & other Consumer Loans
Nonperforming Loans
As a Percent of Loan Type

[Bar Graph]

12/31/96  12/31/97   12/31/98  6/30/99

 .58%      .62%       .71%      .77%


Slide 91
[Washington Mutual Logo]

Credit Quality
Consumer Finance Loans
Nonperforming Loans
As a Percent of Loan Type

[Bar Graph]

12/31/96    12/31/97   12/31/98  6/30/99

 2.09%      1.97%      2.07%     1.96%



Slide 92
[Washington Mutual Logo]

Credit Quality
Commercial Business
Nonperforming Loans
As a Percent of Loan Type

[Bar Graph]

12/31/96    12/31/97    12/31/98    6/30/99

0.32%        0.32%        0.66%        0.56%

Slide 93
[Washington Mutual Logo]

Credit Quality
REO Trends
Commercial

[Line Graph]

Inventory Units

7'98  8'98 9'98 10'98  11'98 12'98 1'99  2'99  3'99  4'99  5'99 6'99

134   124  117  109    104    97   94     85   95    94    89    81


Slide 94
[Washington Mutual Logo]

Credit Quality
REO Trends
Residential

[Line Graph]

Inventory Units


7'98   8'98   9'98   10'98  11'98 12'98 1'99  2'99  3'99  4'99  5'99   6'99

2,864  2,817  2,828  2,730  2,619 2,579 2,614 2,652 2,532 2,341 2,349  2,315

Slide 95
[Washington Mutual Logo]

Loss Severity
Residential (Q2 `98 - Q2 `99)

[Line Graph]

Q2 `98              Q3 `98         Q4 `98         Q1 `99    Q2 '99

12.9%               12.5%          11.0%           10.5%     8.4%
-----               -----          -----          -----     -----

* Does not include the Company's consumer finance subsidiary


Slide 96
[Washington Mutual Logo]

Credit Quality
Loss Severity
Commercial (Q2 `98 - Q2 `99)

Q2 `98       Q3 `98      Q4 `98       Q1 `99     Q2 '99

28.1%        10.3%       16.0%         12.0%     24.9%


* Does not include the Company's consumer finance subsidiary

Slide 97
[Washington Mutual Logo]

Commercial Banking


Sally Jewell
Executive Vice President
Commercial Banking Division



Slide 98
[Washington Mutual Logo]

Strategic Rationale

Leverages infrastructure to drive incremental business

Enhances margin and returns

Diversifies earnings, credit and interest rate risk

Supports growth to deploy capital

Expands WM's service and efficiency strengths to new clients


Slide 99
[Washington Mutual Logo]

Business Lines

Flow Chart:

                Washington Mutual - Commerical Banking Division

Washington Mutual                          A division of Washington Mutual Bank
Commercial Real Estate


Multi-family permanent loans               A division of Washington Mutual
CRE Construction (NW only)
Commercial Permanent Loans (NW only)       Full Service Commercial Banking
     Industrial                              Business lines/loans
     Retail                                  Treasury Management Services
     Office                                  International Trade Finance
                                             Community Banking
                                                  (OR/ID branches)



Slide 100
[Washington Mutual Logo] Commercial Banking Division

Commerical Banking Division
Consolidated


First Quarter 1999
     Total Assets(a)                  $19.3 billion
     Total Loans(a)                   $19.2 billion
     (before reserve)

First Quarter
     Net Income after Tax (b)         $52.3 billion

     (a) at 3/31/99

     (b) Line of business results for first quarter including allocated corporate support expense

Slide 101
[Washington Mutual Logo] Commercial Banking Division

Portfolio by Type

[pie chart]

Apartments:         76%
Other Real Estate:  15%
Business:            9%


Slide 102
[Washington Mutual Logo] Commercial Banking Division

Loan Quality Measurements
Net Loan Losses

[bar graph]
                    1996           1997         1998       YTD 6/30/99
CRE-FA              0.63%          0.30%        0.13%       0.29%
CRE-WMB             0.00%          0.00%        0.00%      -0.04%
Western             0.10%          0.13%        0.24%       0.28%


Slide 103
[Washington Mutual Logo] Commercial Banking Division

WM-CRE Locations(a)

     [maps of NW states marking locations of: 13 Commercial Real Estate Offices (Loan Portfolio = $16.7B) and 79 Commerical Banking Offices (Loan Portfolio = $1.9B(b))

(a)  As of 6/30/99
(b)  Average balances for six months ended 6/30/99

Slide 104
[Washington  Mutual  Logo]  Commercial Banking Division

Competitors


Thrifts
FNMA
Freddie Mac
Large Commercial Banks



Slide 105
[Washington Mutual Logo] Commercial Real Estate

CRE Owners Want

Reliability and Predictability
     "Do what you say you will do"
Stability
     "Keep the people and process consistent"
Accuracy and Timeliness
     "Deliver on your promises"


Slide 106
[Washington Mutual Logo] Commercial Real Estate

Competitive Advantages

Portfolio capacity and flexibility

Fast turnaround through automated underwriting and processing

Direct origination capability in the nation's best markets

Large, low-risk, seasoned portfolio

Market dominance and name recognition


Slide 107
[Washington Mutual Logo] Commercial Real Estate

Opportunities

Mining the client base - deposits, renewals, new loans

On-line application and processing via the Internet

Secondary market sales to enhance yield and reduce risk


Slide 108
[Washington Mutual Logo] Commercial Real Estate

Opportunities

Geographic expansion - wholesale and direct

Diversification of product and property type

Acquisitions to broaden origination capacity


Slide 109
[Washington Mutual Logo] Commercial Real Estate

Future Initiatives

Construct a portfolio that will survive and generate target returns through the entire real estate cycle

     Cross-sales into deposit and other products - underway

     NW conversion to CA processing systems - 2000


Slide 110
[Washington Mutual Logo] Commercial Real Estate

Future Initiatives

Vendor relationships for on-line application and processing - underway

Expand direct and wholesale lending into growing, stable markets - 2000-01

Development of portfolio sales to secondary market - 2000-01


Slide 111
[Washington Mutual Logo] Commercial Real Estate

Future Initiatives

Expand product mix to core CRE properties with dedicated, focused resources - underway

Streamline renewals to capture 80%+ - underway

Alliances/acquisitions for expansion and expertise

Slide 112
[Washington Mutual Logo] Commercial Real Estate

WB/WMBB Locations

     [Maps of NW states marking locations of 48 Full-Service Commercial Bank Branches and 31 Business Banking Centers]

Coming Soon .......
     3 Additional Business Banking Centers in California
     10 Business Banking Centers in California by year-end



As of 6/30/99


Slide 113
[Washington Mutual Logo] Commercial Real Estate

Average Loans

[bar graph]

Dollars in millions


Compound Growth
1995 - June '99 = 38%

          1996      1997      1998      YTD 6/30/99

          $745      $1,141    $1,492    $1,775


Slide 114
[Washington Mutual Logo] Divisions of Washington Mutual

Average Deposits

[bar graph]
Dollars in millions

Compound Growth
1995 - June '99 = 17%

     1996      1997      1998      YTD 6/30/99

     $896      $1,006    $1,186    $1,364

Slide 115
[Washington Mutual Logo] Divisions of Washington Mutual

Net Interest Margin

[bar graph]

     1996      1997      1998      YTD 6/30/99

     5.96%     6.59%     6.26%     5.84%

Slide 116
[Washington Mutual Logo] Divisions of Washington Mutual

WB/WMBB Competitors

Large and Regional Banks
Community Banks
Farm Credit Services
Asset-based Lenders

Slide 117
[Washington Mutual Logo] Divisions of Washington Mutual

Business Owners Want

[3 photographs]
     Reliability and predictability
          "Be there when I need you"

     Stability
          "Give me a banker who understands my business"

     Accuracy and timeliness
          "Make the service hassle-free"


Slide 118
[Washington Mutual Logo] Divisions of Washington Mutual

Shifting Customer Loyalties

Traditionally, business customers were loyal to an institution

Today, loyalty is directed more toward individuals

     Business Principals [arrow pointing to:] Banking Relationship Manager

Business clients are more willing move with their bankers

Slide 119
[Washington Mutual Logo] Divisions of Washington Mutual

Commercial Banking
Typical Customer

Established, profitable businesses
     Typically in operation for 3+ years

Customers with larger credit needs
     Typical range is $500k - $20MM (some less than $500k, some greater than $20MM)

     Smaller loans made through Washington Mutual and Commercial Banking
      SBA Lending Group

Deposit customers (non-borrowing) with cash management needs

               Typical Business:
                    - Manufacturing
                    - Wholesale
                    - Agri-business
                    - Technology
                    - Service
                    - Export/Import



Slide 120
[Washington Mutual Logo] Divisions of Washington Mutual

Competitive Advantages


WM STAR branch network -
     "A partnership for profitability"

Balance sheet and lending capacity

Ability to "cherry pick" profitable business

Efficient, responsive, local delivery through BBCs with centralized back-room support

Attractive environment for top bankers


Slide 121
[Washington Mutual Logo] Divisions of Washington Mutual

Typical BBC Structure

[flow chart]

                            Business Banking Manager

Business Banking Officer    Business Banking Officer        Support Staff

               Business Banking Officer           Credit Analyst


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[Washington Mutual Logo] Divisions of Washington Mutual
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Business Banking Centers

Work in Progress

19 locations or 56% are less than 2 years old

11 locations or 32% are less than 1 year old (includes 7 new California locations)


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[Washington Mutual Logo] Divisions of Washington Mutual
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Business Banking Center

Start-up Example

Annual Avg. Standard Model     Year 1 (F)     Year 2 (F)     Year 3 (F)   Avg. BBCs greater than 2 Yrs.   Seattle BBC @ 3 Years

ROA                            -1.1%          0.7%           1.3%          1.32%                           1.71%
ROE                            -17%           11%            19%           20%                             22%
Efficiency                     124%           62%            41%           43%                             33%

  ($ in Millions)
Net Income                     $(.090)        $.247          $891          $.769                           $2.2
Avg. Loans                      12             37             60            58                              124
Avg. Deposits                    3              9             14            22                               42


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

[Washington Mutual Logo] Divisions of Washington Mutual

Opportunities

Geographic expansion - CA/TX/FL

Streamline referrals and operations through common systems with financial centers

Move up-market as both an agent and participant

Capture new bankers through ongoing market disruption

Jump-start new markets through acquisitions


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[Washington Mutual Logo] Divisions of Washington Mutual

Challenges

Meeting growth expectations "organically"

Finding the "right" people in each market

Modifying WM deposit systems for commercial clients

Balancing growth with profitability

Finding acquisitions which make economic sense


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[Washington Mutual Logo] Divisions of Washington Mutual
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Future Initiatives

Become a meaningful contributor to Washington Mutual's long-term profitability

     Common name and common systems with the consumer bank within 3 years

     Expansion of BBC network - 50 in CA over 5 years; TX and FL expansion initiated in 2001

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[Washington Mutual Logo] Divisions of Washington Mutual

Future Initiatives

Selective participation in NW corporate accounts - underway

Strategic acquisitions of business banks

Potential expansion into asset-based commercial lending

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[Washington Mutual Logo] Divisions of Washington Mutual
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Commercial Banking

Vital Few

Create an environment that builds, attracts and retains the best bankers in the business

Provide the tools and support necessary to enable our team to focus on exceptional client service and sales.

Build a reputation as the preferred financial partner for businesses and commercial real estate owners.

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[Washington Mutual Logo] Commerical Banking Division
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Commercial Banking

Vital Few

Integrate commercial banking into Washington Mutual's array of services

Deliver exceptional financial performance to enhance our significance within Washington Mutual.


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[Washington Mutual Logo] Commerical Banking Division

Conclusion

Commerical Banking:

     Builds on WM's core strengths in service and distribution

     Enhances yields and long-term earnings potential for the company

     Seizes a market opportunity to fill a niche challenged by bank consolidation

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[Washington Mutual Logo] Commerical Banking Division

Conclusion

Commerical Banking:

     Supports diversification attractive to the stock market

     Is a great strategic fit!


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[Washington Mutual Logo] Commerical Banking Division

Aristar [logo]
A Washington Mutual Company


Slide 133
[Washington Mutual Logo]

Company Profile

Headquartered in Tampa, Florida

Founded in 1927

Portfolio lender - no securitization

$2.9 billion in assets

493 offices in 24 states

2,630 employees



as of 6/30/99

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[Aristar Logo]

Product Profile and Mix

Personal unsecured (44%)
     Average balance = $2,288

Real estate (46%)
     60% firsts and 40% seconds
     Average loan-to-value approximately 70%
     Average balance = $26,914

Sales finance (10%)
     8,767 dealerships in 25 states
     Average balance =    $780


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[Aristar Logo]

Receivables
6/30/99

[Map of United States highlighting states listed below]

Tennessee                10.4%
Colorado                 10.1
Texas                     9.9
North Carolina            8.9
California                7.7
Florida                   7.4
South Carolina            5.7
Virginia                  5.0
Louisiana                 4.7
Mississippi               4.1
Other States             26.1


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[Aristar Logo]

Customer
Demographic Profile

Forty-four year old blue collar or lower-white collar worker

Individual income of $30,000 and family income of $70,000

Over 65% home owners

Low net worth

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[Aristar Logo]

Customer
Psycho-graphic

Cash flow borrowers

Intimidated by business with a bank

Payment borrowers

Want to be treated with dignity and respect

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[Aristar Logo]

Mission

To become a premier financial services company that provides a superior return to its shareholders by:

     Focusing on our high margin core products

     Become the low cost producer

     Superior execution

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[Aristar Logo]

Financial targets

ROA                          3.0%
ROE            greater than 18.0
EPS Growth                  15.0
Efficiency Ratio  less than 40.0
Net Charge-off               2.8



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[Aristar Logo]

A Strong Fit
With Washington Mutual's Growth Strategy

Both companies' focus is on high-service consumer lending

WM has traditionally been an "A" lender but is now generating potential sub-prime customers through its "Free Checking" marketing programs



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[Aristar Logo]

A Strong Fit
With Washington Mutual's
Growth Strategy

     WM has excess capital it would like to deploy in its core businesses like consumer lending

     WM has historically been an acquirer and consolidator of financial services companies and that continues to be part of its strategic focus


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[Aristar Logo]

Competitive Advantage

"The Franchise" - customer relationship

Number one position in small to mid-size markets

Speed of service

Flexibility of packaging


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[Aristar Logo]

Strategy
Nurture the Franchise

Leveraging existing customer base by
     focusing on core products
     up-selling and cross-selling

Promote a sales culture to improve the historically slow receivables growth rate

Eliminate unprofitable ancillary products


Slide 144
[Aristar Logo]

Strategy
Nurture the Franchise

Enhance credit risk capabilities

Become the low-cost producer

Manage business mix

Develop segmentation and target marketing capabilities

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[Aristar Logo]

Strategy
Expand the Franchise

Expand national franchise

Reinforce our dominant position in small to mid-size markets

Rationalize and expand branch network to new markets

Diversify distribution beyond retail branch network

Pursue acquisitions

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[Aristar Logo]

Improving Credit Quality
While Achieving Strong Loan Growth

Record level organic growth over the past 12 months

Credit quality not sacrificed

     Delinquency percentage at three-year low

     Credit   standards   tightened  for  newly   originated   business

     Strong improvements  in  underlying  credit  quality  trends

     "At risk" portfolio managed aggressively

     Only major consumer finance company to exclusively use contractual terms as measure for delinquencies and charge offs


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[Aristar Logo]